LIBERTY ALL-STAR EQUITY FUND
                   Federal Reserve Plaza
                Boston, Massachusetts 02210
                      (617) 722-6000

         NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      April 22, 1998

To the Shareholders of Liberty All-Star Equity Fund:

     NOTICE IS HEREBY GIVEN that the twelfth Annual Meeting of Shareholders of Liberty All-Star Equity Fund (the "Fund") will be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, on April 22, 1998 at 9:30 a.m., Boston time. The purpose of the Meeting is to consider and act upon the following matters:

     1.  To elect three Trustees of the Fund.

     2. To approve the Fund's new Portfolio Management Agreement with Oppenheimer Capital following a change of control.

     3. To approve the Fund's Portfolio Management Agreement with Westwood Management Corporation.

     4. To ratify the selection by the Board of Trustees of KPMG Peat Marwick LLP as the Fund's independent auditors for the year ending December 31, 1998.

     5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Trustees has fixed the close of business on February 23, 1998 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

     YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR ALL THE PROPOSALS.

                  By order of the Board of Trustees


                  John L. Davenport, Secretary





     YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.


     YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.



February 23, 1998





               LIBERTY ALL-STAR EQUITY FUND

                      PROXY STATEMENT

              Annual Meeting of Shareholders

                      April 22, 1998

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Liberty All-Star Equity Fund (the "Fund") to be used at the Annual Meeting of Shareholders of the Fund to be held on April 22, 1998 at 9:30 a.m. Boston time in Room AV-1, 3rd Floor, Federal
Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

     The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about March 2, 1998 of this Proxy Statement and the accompanying proxy. Supplementary solicitations may be made by mail, telephone, telegraph or personal interview by officers and Trustees of the Fund and officers and employees of its manager, Liberty Asset Management Company ("Liberty Asset Management") and its affiliates. In addition, the Fund has retained Corporate Investor Communications, Inc. as agent to coordinate the distribution of proxy material to and the return of proxies from banks, brokers, nominees and other custodians at a fee of $6,500 plus out-of-pocket expenses. The expenses in connection with preparing this Proxy Statement and of the solicitation of proxies for the Meeting will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares. This Proxy Statement is accompanied by the Fund's 1997 Annual Report to Shareholders.

     The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

     The Fund 's Board of Trustees is divided into three classes, each of which serves for three years. The term of office of one of the classes expires at the final adjournment of the Annual Meeting of Shareholders (or special meeting in lieu thereof) each year. Unless authority is withheld, the enclosed proxy will be voted for the election of Richard W. Lowry and John J. Neuhauser as Trustees to hold office until the final adjournment of the Annual Meeting of Shareholders for the year 2001 (or special meeting in lieu thereof), and William E. Mayer as an additional Trustee to hold office until the final adjournment of the Annual Meeting of Trustees for the year 2000. Mr. Lowry has served as a Trustee since the commencement of the Fund's operations in 1986, and Messrs. Mayer and Neuhauser have been nominated for election for the first time. Messrs. Lowry, Mayer and Neuhauser have consented to serve as Trustees following the Meeting if elected, and are expected to be able to do so. If any of them is unable or unwilling to do so at the time of the Meeting, proxies will be voted for such substitute as the Trustees may recommend (unless authority to vote for the election of Trustees has been withheld).

     Information about the nominees for election as a Trustee follows:

                     Principal Occupation
Name/Age and Address During Past Five Years         Fund Shares Owned(1)
==================== ========================       =====================
Richard W. Lowry     Private investor (since
(Age 61)(2)          August, 1987); Chairman
10701 Charleston     and Chief Executive
Drive                Officer, U.S. Plywood
Vero Beach, FL       Corporation, manufacturer
32963                and distributor of wood
                     products (August, 1985 to
                     August, 1987).                         101,475(3)

William E. Mayer     Partner, Development
(Age 57)(4)          Capital, LLC (since
500 Park Avenue,     December, 1996); Dean,
5th Floor            College of Business and
New York, New York   Management, University of
10022                Maryland (October, 1992 to
                     November, 1996); Dean,
                     Simon Graduate School of
                     Business, University of
                     Rochester (October, 1991
                     to July, 1992).  Director
                     of Johns Manville
                     Corporation (building
                     products), Chart House
                     Enterprises
                     (restaurant/food) and
                     Hambrecht & Quist
                     Incorporated
                     (broker-dealer).                            -0-

John J. Neuhauser    Dean, Boston College
(Age 54)             School of Management
140 Commonwealth     (since September, 1977).
Avenue               Director of Hyde Athletic
Chestnut Hill, MA    Industries, Inc. (athletic
02167                footwear).                                  -0-

     The following Trustees continue to serve in such capacity until their terms of office expire and their successors are elected and qualified:

                     Principal Occupation
Name/Age and Address During Past Five Years         Fund Shares Owned(1)
==================== ========================       =====================

  Robert J. Birnbaum  Retired (since January,
  (Age 70)(2)         1994); Special Counsel,
  313 Bedford Road    Dechert, Price & Rhoads
  Ridgewood, NJ       (September, 1988 to
  07450               December, 1993);
                      President and Chief
                      Operating Officer, New
                      York Stock Exchange,
                      Inc. (May, 1985 to
                      June, 1988).  Director
                      of The Emerging Germany
                      Fund (investment
                      company).                             3,590

  Harold W.           Executive Vice
  Cogger(5) (Age 62)  President and Director,
  Liberty Financial   Liberty Financial
      Companies, Inc. Companies, Inc. (since
 600 Atlantic Avenue  March, 1995);  Director
  Boston, MA  02210   (since October, 1981)
                      and Chairman of the
                      Board (since March,
                      1996), The Colonial
                      Group, Inc.; Director
                      (since March, 1984),
                      Executive Vice
                      President (October,
                      1989 to July, 1993),
                      Colonial Management
                      Associates, Inc.;
                      President (since March,
                      1996), Stein Roe &
                      Farnham Incorporated.                 1,164

  James E. Grinnell   Private investor (since
  (Age 68)(2)         November, 1988);
  22 Harbor Avenue    President and Chief
  Marblehead, MA      Executive Officer,
  01945               Distribution Management
                      Systems, Inc. (1983 to
                      May, 1986); Senior Vice
                      President-Operations,
                      The Rockport Company,
                      importer and
                      distributor of shoes
                      (May, 1986 to November,
                      1988).                              10,292

-----------------------
(1) Shows all shares owned beneficially, directly or indirectly, on the record date for the Meeting. Such ownership includes voting and investment control. The Fund's Trustees and officers as a group then so owned less than 1% of the shares of the Fund outstanding.

(2) Member of the Audit Committee.

(3) Held by the trustee of a trust of which Mr. Lowry is the sole beneficiary.

(4) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his affiliation with Hambrecht & Quist Incorporated.

(5) "Interested person" of the Fund, as defined in the Investment Company Act of 1940, by reason of his positions with Liberty Financial Companies, Inc., the indirect parent of Liberty Asset Management, and its affiliates.

     As of February 23, 1998, John A. Benning, Assistant Secretary of the Fund, and other officers of Liberty Financial Companies, Inc. or its affiliates held 457,005 shares of the Fund, representing 0.6% of the outstanding shares, as co-trustees of the Liberty Financial Companies, Inc. Savings and Investment Plan as to which they share voting power.

     The term of office of Mr. Birnbaum will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in the year 2000, and the term of office of Messrs. Cogger and Grinnell will expire on final adjournment of the Annual Meeting (or special meeting in lieu thereof) in 1999. Mr. Birnbaum has served as a Trustee since November, 1994, Mr. Cogger has served as a Trustee since April, 1996, and Mr. Grinnell has served as a Trustee since the commencement of the Fund's operations in 1986. Messrs. Birnbaum, Grinnell, Lowry, Meyer and Neuhauser are also trustees of Colonial Trusts I through VII (the "Colonial Trusts"), the umbrella trusts for an aggregate of 39 open-end funds (the "Colonial Funds") managed by Colonial Management Associates, Inc. ("Colonial"), an affiliate of Liberty Asset Management, five closed-end funds managed by Colonial (the "Colonial Closed-End Funds"), and LFC Utilities Trust, an open-end investment company managed by Stein Roe & Farnham Incorporated, another affiliate of Liberty Asset Management. Messrs. Birnbaum, Cogger, Grinnell and Lowry are also directors of Liberty All-Star Growth Fund, Inc., another closed-end multi-managed fund managed by Liberty Asset Management, and Mr. Neuhauser is a nominee for election as such director at its 1998 annual meeting of shareholders.

     During 1997 the full Board of Trustees of the Fund held six meetings, and the Audit Committee, which is comprised of all the Trustees who are not "interested persons" of the Fund, met twice. All Trustees were present at all meetings.

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such accountants, and reviews the Fund's internal accounting procedures and controls. The Fund has no nominating or compensation committee.

Compensation

     Liberty Asset Management or its affiliates pay the compensation of all the officers of the Fund. The Fund pays the Trustees who are not affiliated with Liberty Asset Management (the "independent Trustees") an annual retainer of $5,000 per annum, plus $1,800 per meeting attended, with a minimum of $14,000 per annum if less than five meetings are held and all meetings are attended, plus out-of-pocket expenses relating to attendance at meetings. The total fees accrued to the independent Trustees as a group during the year ended December 31, 1997 by the Fund were $47,400 and out-of-pocket expenses relating to their attendance at meetings were $3,797.

     The following table shows, for the year ended December 31, 1997, the compensation received from the Fund by each current Trustee, and the aggregate compensation paid to each current Trustee for service on the Board of Trustees of the Fund and the Board of Trustees or Directors of the Colonial Trusts, the Colonial Closed-End Funds, LFC Utilities Trust and Liberty All-Star Growth Fund, Inc. (of which Messrs. Birnbaum, Grinnell and Lowry are also trustees or directors). The Fund has no bonus, profit sharing or retirement plans.

                                Total Compensation from the
                                Fund, the Colonial Funds, the
               Aggregate        Colonial Closed-End Funds, LFC
               Compensation     Utilities Trust and Liberty
Name           from the Fund    All-Star Growth Fund, Inc.
=========      ==============   =============================

Harold W.         -0-                -0-
Cogger

Robert J.         $15,800            $120,749
Birnbaum

James E.          $15,800            $121,498
Grinnell

Richard W.        $15,800            $121,498
Lowry

Officers

    The following are the executive officers of the Fund, in addition to Mr. Harold W. Cogger who serves as Chairman of the Board of Trustees.

                                          Principal Occupation
Name/Age and Address      Position               During
                          with Fund         Past Five Years
======================    ==========      =====================

Richard R. Christensen   President     President and Chief Executive
(Age 64)                 and Chief     Officer of Liberty Asset Management
Liberty Asset Manage-    Executive     (since January 1995); President
  ment Company           Officer       of Liberty Investment Services,
600 Atlantic Avenue                    Inc. (April, 1987 to March, 1995).
Boston, MA  02210

William R. Parmentier    Vice         Senior Vice President and
(Age 45)                 President -  Chief Investment Officer,
Liberty Asset            Chief        Liberty Asset Management
Management Company       Investment   (since May, 1995);
600 Atlantic Avenue      Officer      Consultant (October, 1994
Boston, MA  02210                     to May, 1995); President,
                                      GQ Asset Management, Inc.
                                      (July, 1993 to October,
                                      1994); Assistant
                                      Treasurer, Grumman
                                      Corporation (December,
                                      1974 to July, 1993).

Christopher S. Carabell  Vice         Vice
(Age 33)                 President    President-Investments,
Liberty Asset                         Liberty Asset Management
Management Company                    (since March, 1996);
600 Atlantic Avenue                   Associate Director, U.S.
Boston, MA  02210                     Equity Research of Rogers
                                      Casey & Associates, investment consultants
                                      (January,   1995   to   February,   1996);
                                      Director  of  Investments,  Boy  Scouts of
                                      America (June, 1990 to January, 1995).

Timothy J. Jacoby        Treasurer    Senior Vice President,
(Age 45)                 and          Fund Administration,
Colonial Management      Controller   Colonial Management
     Associates, Inc.                 Associates, Inc. (since
One Financial Center                  September, 1996); Senior
Boston, MA 02111                      Vice President, Fidelity
                                      Accounting     and    Custody     Services
                                      (September,   1993  to  September,  1996);
                                      Assistant  Treasurer,  Fidelity  Group  of
                                      Funds (August, 1990 to September, 1993).

John L. Davenport        Secretary    Vice President and
(Age 61)                              Associate General
Liberty Financial                     Counsel,  Liberty
Companies, Inc.                       Financial Companies, Inc.
600 Atlantic Avenue                   and predecessor (since
Boston, MA  02210                     January, 1984).

     Mr. Christensen has served as President of the Fund since November 30, 1994; Mr. Cogger has served as Chairman of the Board since April 18, 1996; Mr. Parmentier has served as Vice President - Chief Investment Officer since October 19, 1995; Mr. Carabell was elected Vice President on April 17, 1997; Mr. Davenport has served as Secretary since April 18, 1996; and Mr. Jacoby was appointed Treasurer effective October 10, 1996 and Controller effective October 16,1997. Mr. Christensen also serves as President and a trustee of the Stein Roe Variable Investment Trust and the Liberty Variable Investment Trust, other trusts with funds managed by Liberty Asset Management or affiliates thereof; Mr. Jacoby serves as Treasurer and Controller of the Liberty Variable Investment Trust, the Colonial Trusts and the Colonial Closed-End Funds; and Messrs. Christensen, Carabell, Davenport, Jacoby and Parmentier serve as officers of Liberty All-Star Growth Fund, Inc. Each officer of the Fund serves at the pleasure of the Board of Trustees.

PROPOSAL 2. TO APPROVE NEW PORTFOLIO MANAGEMENT AGREEMENT WITH OPPENHEIMER CAPITAL FOLLOWING CHANGE IN CONTROL

Background - The Multi-Manager Methodology

     The Fund allocates its portfolio assets on an approximately equal basis among a number of independent investment management firms ("Portfolio Managers") recommended by Liberty Asset Management, currently five in number, each of which employs a different investment style, and from time to time rebalances the portfolio among the Portfolio Managers so as to maintain an approximately equal allocation of the portfolio among them throughout all market cycles. The Fund's multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer performance under other conditions. The Fund's multi-manager methodology seeks to achieve more consistent and less volatile performance over the long-term than if a single Portfolio Manager were employed.

     The Portfolio Managers recommended by Liberty Asset Management represent a blending of different styles which, in its opinion, is appropriate for the Fund's investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. Liberty Asset Management continuously analyses and evaluates the investment performance and portfolios of the Fund's Portfolio Managers and from time to time recommends changes in the Portfolio Managers, as described in PROPOSAL 3 below. Such recommendations could be based on factors such as a Portfolio Manager's divergence from the investment style for which it was selected, changes deemed by Liberty Asset Management to be potentially adverse in a Portfolio Manager's personnel or ownership or other structural or organizational changes affecting the Portfolio Manager, or a deterioration in a Portfolio Manager's investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Fund's Portfolio Managers. Portfolio Manager changes, as well as rebalancings of the Fund's portfolio among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case.
Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Change in Control of Oppenheimer Capital

     Since last year's annual meeting control of Oppenheimer Capital, a Portfolio Manager of the Fund since February, 1990, was transferred to new owners in the transactions described below, resulting in the termination of the Fund's prior portfolio management agreement with that firm. After reviewing the proposed change of control transactions and considering Liberty Asset Management's opinion that they would not have an adverse effect on the nature or quality of the services being provided by Oppenheimer Capital, the Board of Directors on April 17, 1997 approved a new portfolio management agreement at the same fee and on substantially identical other terms and conditions as the prior agreement, and the new agreement was executed effective with the closing of the change in control transactions on November 5, 1997. See PROPOSAL 3 below for the terms and conditions of the Fund's portfolio management agreements with its current Portfolio Managers, including Oppenheimer Capital.

     Under the terms of an exemptive order issued to the Fund and Liberty Asset Management by the Securities and Exchange Commission, the Fund may, in advance of shareholder approval, enter into a new portfolio management agreement with a Portfolio Manager or its successor following a change in control of the Portfolio Manager, provided that the new agreement is at a fee no higher than, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's next annual meeting. Accordingly, the Fund's new portfolio management agreement with Oppenheimer Capital is being submitted for shareholder approval at the Meeting.


The Transactions

     On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries, and its affiliates acquired control of Oppenheimer Capital for an aggregate purchase price of approximately $294 million paid in partnership units and exchangeable debt. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital became an indirect wholly-owned subsidiary of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P. ("PIMCO G.P."), a California general partnership, and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), a New York Stock Exchange-listed Delaware limited partnership of which PIMCO G.P. is the sole general partner. PIMCO GP beneficially owns or controls (through its general partner interest in PIMCO Advisors Holdings, L.P., formerly Oppenheimer Capital, L.P.), more than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life"). The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S.
Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William S. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III. PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control. Because of direct or indirect power to appoint 25% of the members of the Equity Board, (i) Pacific Life and (ii) the PIMCO Managers and/or the PIMCO Subpartnership may each be deemed, under applicable provisions of the Investment Company Act of 1940, to control PIMCO Advisors. Pacific Life, the PIMCO Subpartnership and the PIMCO Managers disclaim such control.

     The Fund's initial portfolio management agreement with Oppenheimer Capital was approved by shareholders on April 20, 1990. For the year ended December 31, 1997 Oppenheimer Capital received $828,193 for its portfolio management services to the Fund. Mr. John Lindenthal, Managing Director of Oppenheimer Capital, has managed the portion of the Fund's portfolio allocated to Oppenheimer Capital since its initial appointment as a Fund Portfolio Manager in February, 1990, and continues to do so.

     See Appendix A for information regarding other registered investment companies with investment objectives similar to the Fund's for which a subsidiary of Oppenheimer Capital provides investment advisory or portfolio management services.

Required Vote

     Approval of the new portfolio management agreement with Oppenheimer Capital requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund which, under the Investment Company Act of 1940, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. See INFORMATION ABOUT THE MEETING below.

     In the event that the shareholders of the Fund fail to approve the new portfolio management agreement with Oppenheimer Capital, the agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by Oppenheimer Capital to be invested in money market instruments or other cash equivalent holdings or derivative investments pending the reappointment of Oppenheimer Capital or the appointment of a new Portfolio Manager.

     The Board of Directors unanimously recommends that the shareholders vote FOR approval of the new portfolio management agreement with Oppenheimer Capital.

PROPOSAL 3. TO APPROVE THE PORTFOLIO MANAGEMENT AGREEMENT WITH WESTWOOD MANAGEMENT CORPORATION

New Portfolio Manager

     In accordance with Liberty Asset Management's recommendation, effective November 3, 1997 Westwood Management Corporation ("Westwood") replaced Columbus Circle Investors, a Portfolio Manager of the Fund since November, 1991. Under the terms of the exemptive order referred to under PROPOSAL 2 above, the Fund may enter into a portfolio management agreement with a new or additional Portfolio Manager recommended by Liberty Asset Management in advance of shareholder approval, provided that the new agreement is at a fee no higher than that provided in, and is on other terms and conditions substantially similar to, the Fund's agreements with its other Portfolio Managers, and that its continuance is subject to approval by shareholders at the Fund's regularly scheduled annual meeting next following the date of the portfolio management agreement with the new or additional Portfolio Manager. Accordingly, the Fund's portfolio management agreement with Westwood is being submitted for shareholder approval at the Meeting.

     In late 1997 Liberty Asset Management determined to replace Columbus Circle with a Portfolio Manager practicing a "growth at a reasonable price" investment style, which would provide greater differentiation from the "premium for predictable growth" investment style of the Fund's other growth style Portfolio Manager, Wilke/Thompson Capital Management, Inc. Liberty Asset Management first analyzed information regarding the personnel, investment process and performance of a large number of investment management firms practicing such an investment style, ultimately reducing the number of potential candidates to three. Liberty Asset Management analyzed the three candidates in terms of their returns, volatility and portfolio characteristics when combined with those of the Fund's other four Portfolio Managers. Based on the foregoing and on Liberty Asset Management's qualitative analysis, Liberty Asset Management recommended, and the Board of Trustees on October 16, 1997 approved, the termination of the Fund's portfolio management agreement with Columbus Circle Investors and its replacement with Westwood, effective November 3, 1997.

     Westwood, 300 Crescent Court, Dallas, Texas 75201, is a wholly-owned subsidiary of Southwest Securities Group, Inc., a New York Stock Exchange listed company. Founded in June, 1983, it had approximately $1.7 billion in assets under management as at December 31, 1997. Susan M. Byrne, President and Chief Executive Officer of Westwood, manages the portion of the Fund's portfolio assigned to that firm. See Appendix B for further information about Westwood.

 Terms of Portfolio Management Agreement with Westwood

     The portfolio management agreement with Westwood is at the same fee rates and is on other terms and conditions substantially similar to those of the portfolio management agreements with the Fund's four other Portfolio Managers. A copy of the portfolio management agreement with Westwood is attached to this proxy statement as Appendix C.

     Under the  Fund's  portfolio  management  agreements  (including  that with
Westwood), each Portfolio Manager has discretionary investment authority (including the selection of brokers and dealers for the execution of the Fund's portfolio transactions) with respect to the portion of the Fund's assets allocated to it by Liberty Asset Management from time to time, subject to the Fund's investment objective and policies, to the supervision and control of the Trustees, and to instructions from Liberty Asset Management. The Portfolio Managers are required to use their best professional judgment in making timely investment decisions for the Fund. The Portfolio Managers, however, will not be liable for actions taken or omitted in good faith and believed to be within the authority conferred by their portfolio management agreements and without willful misfeasance, bad faith or gross negligence.

     From the fund management fees it receives from the Fund (0.80% per annum of the Fund's average weekly net asset value up to $400 million, 0.72% per annum of such average weekly net asset value exceeding $400 million up to $800 million, 0.648% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.584% of such average weekly net asset value in excess of $1.2 billion), Liberty Asset Management pays each of the Fund's Portfolio Managers 0.40% per annum of the average weekly net asset value of the portion of the Fund's assets managed by that Portfolio Manager, with such rate reduced to 0.36% per annum of the Portfolio Managers' allocable portions of the Fund's average weekly net asset value in excess of $400 million up to $800 million, 0.324% of their allocable portions of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.292% of their allocable portions of such average weekly net asset value exceeding $1.2 billion. As at February 17, 1998, the Fund's net assets were $1,211,963,000.

     If approved by shareholders at the Meeting, the Portfolio Management Agreement with Westwood will remain in effect until July 31, 1998, and will continue thereafter until terminated by the Fund or the Portfolio Manager, provided such continuance is approved at least annually by the Board of Trustees, including a majority of the independent Trustees, or by the vote of a "majority of the outstanding voting securities" (as defined under Required Vote below) of the Fund.

 Required Vote

     Approval of the portfolio management agreement with Westwood requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined under PROPOSAL 2 - Required Vote. SEE
INFORMATION ABOUT THE MEETING below.

     In the event that the shareholders of the Fund fail to approve the portfolio management agreement with Westwood, the agreement will terminate and Liberty Asset Management will cause the portfolio assets under management by Westwood to be invested in money market instruments or other cash equivalent holdings pending the reappointment of Westwood or the appointment of a new Portfolio Manager.

     The Board of Trustees unanimously recommends that the shareholders vote FOR approval of the portfolio management agreement with Westwood.

PROPOSAL 4. RATIFICATION OF SELECTION OF INDEPENDENT
AUDITORS

     By vote of the Board of Trustees, including the vote of the non-interested Trustees, the firm of KPMG Peat Marwick LLP has been selected as independent auditors for the Fund for the year ending December 31, 1998. Such selection is being submitted to the shareholders for ratification. The employment of KPMG Peat Marwick LLP is conditioned on the right of the Fund by majority vote of its shareholders to terminate such employment. Such firm has acted as independent auditors for the Fund since its commencement of operations in 1986.

     The services provided by the Fund 's independent auditors include examination of its annual financial statements, assistance and consultation in connection with Securities and Exchange Commission filings, and review of the Fund 's annual federal income tax returns. Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be given the opportunity to make a statement if they should so desire.

OTHER BUSINESS

    The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.


MANAGEMENT

     Liberty Asset Management, 600 Atlantic Avenue, Boston, Massachusetts 02210, is the Fund's manager. Liberty Asset Management is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), the address of which is also 600 Atlantic Avenue, Boston, Massachusetts 02210. Approximately 75% of the common stock of Liberty Financial is owned by Liberty Mutual Insurance Company, Boston, Massachusetts, and the balance is listed on the New York Stock Exchange. Liberty Asset Management's Chief Executive Officer is Richard R. Christensen (see PROPOSAL 1 Officers), and its Board of Directors is comprised of Mr. Christensen and Kenneth R. Leibler, C. Allen Merritt Jr. and Lindsay Cook, officers of Liberty Financial. Pursuant to its fund management agreement with the Fund, Liberty Asset Management implements and operates the Fund's multi-manager methodology described under PROPOSAL 2 above and has overall supervisory responsibility for the general management and investment of the Fund 's securities portfolio, subject to the Fund's investment objective and policies and any directions of the Trustees.

     Liberty Asset Management is also responsible under the Fund Management Agreement for the provision of administrative services to the Fund, including the provision of office space, shareholder and broker-dealer communications, compensation of all officers and employees of the Fund who are officers or employees of Liberty Asset Management or its affiliates, and supervision of transfer agency, dividend disbursing, custodial and other services provided by others. Certain of Liberty Asset Management's administrative responsibilities to the Fund have been delegated to its affiliate, Colonial Management Associates, Inc. For its administrative services the Fund pays Liberty Asset Management an annual fee at the rate of 0.20% of the Fund's average weekly net asset value up to $400 million, 0.18% of such average weekly net asset value exceeding $400 million up to $800 million, 0.162% of such average weekly net asset value exceeding $800 million up to $1.2 billion, and 0.146% of such average weekly net asset value in excess of $1.2 billion. This administrative service fee is in addition to the fund management fees paid by the Fund to Liberty Asset Management described on page 11.

     The names and addresses of the Fund's current Portfolio Managers, in addition to Westwood, are as follows:

     J.P. Morgan Investment         Palley-Needelman Asset Management, Inc.
          Management Inc.           800 Newport Center Drive, Suite 450
     522 Fifth Avenue               Newport Beach, CA 92660
     New York, NY  10036

     Oppenheimer Capital            Wilke/Thompson Capital Management, Inc.
     Oppenheimer Tower              3800 Norwest Center
     World Financial Center         90 South Seventh Street
     New York, NY  10281            Minneapolis, MN  55402

Portfolio Transactions and Brokerage

     Each of the Fund's Portfolio Managers has discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the portion of the Fund's portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. The portfolio management agreements with the Fund provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

     The Portfolio Managers are authorized to cause the Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. The Portfolio Managers must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to them, viewed in terms of that particular  transaction  or in terms of all the client  accounts  (including the
Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

     In addition, under their portfolio management agreements with the Fund and Liberty Asset Management, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Fund, are authorized to consider (and Liberty Asset Management may request them to consider) brokers or dealers that provide to Liberty Asset Management, directly or through third parties, research products or services such as research reports; subscriptions to financial publications and research compilations; portfolio analyses; economic reports; compilations of securities prices, earnings, dividends and other data; computer hardware and software, quotation equipment and services used for research; and services of economic or other consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to Liberty Asset Management include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer hardware and software, all of which are used by Liberty Asset Management in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies. These research products and services may also be used by Liberty Asset Management in connection with its management of Liberty All-Star Growth Fund, Inc. and other multi-managed clients of Liberty Asset Management. In instances where Liberty Asset Management receives from or through brokers and dealers products or services which are used both for research purposes and for administrative or other non-research purposes, Liberty Asset Management makes a good faith effort to determine the relative proportions of such products or services which may be considered as investment research, based primarily on anticipated usage, and pays for the costs attributable to the non-research usage in cash.

     Liberty Asset Management from time to time reaches understandings with each of the Fund's Portfolio Managers as to the amount of the Fund's portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to Liberty Asset Management and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

     Although the Fund does not permit a Portfolio Manager to act or have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided the commission does not exceed the usual and customary broker's commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Fund's procedures adopted pursuant to Rule 17e-1 under the Investment Company Act. During 1997 aggregate commissions of $1,397, representing less than one percent of the total commissions paid by the Fund, were paid to Oppenheimer & Co., Inc., then a broker-dealer affiliate of Oppenheimer Capital, and J.P. Morgan Securities, Inc., a broker-dealer affiliate of J.P. Morgan Investment Management Inc., in connection with the execution of portfolio transactions for the Fund initiated by other Portfolio Managers.

INFORMATION ABOUT THE MEETING

     All proxies solicited by the Board of Trustees which are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the election as Trustee of the nominees named under Proposal 1, FOR approval of the Fund's new portfolio management agreement with Oppenheimer Capital, FOR approval of the Fund's portfolio management agreement with Westwood, and FOR ratification of the Board's selection of the Fund's independent auditors for 1998. Any proxy may be revoked at any time prior to its use by written notification received by the Fund's Secretary, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

     The election of the Trustees is by plurality vote. Approval of the new portfolio management agreement with Oppenheimer Capital and the portfolio management agreement with Westwood each requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, as defined under PROPOSAL 2 - Required Vote above. Ratification of the selection of the Fund 's independent auditors requires the affirmative vote of a majority of the shares voting thereon, provided more than 50% of the outstanding shares are present or represented at the Meeting. Only shareholders of record may vote.

     Broker-dealer firms holding Fund shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, if no instructions have been received prior to the date specified in such broker-dealer firm's request for voting instructions, the broker-dealer firms may grant authority to the proxies designated by the Fund to vote for the election of the Trustees, for approval of the portfolio management agreements with Oppenheimer Capital and Westwood, and for the ratification of the selection of the Fund 's independent auditors.

     The shares as to which the Fund is granted authority by broker-dealer firms to vote on the election of the Trustees, as well as shares as to which properly executed proxies are returned by the record shareholders, will be counted as represented at the Meeting. Because of the effect of the New York Stock Exchange rules referred to above, the failure of any Fund shareholder whose shares are held in "street name" by a broker-dealer firm to timely furnish his or her instructions on how to vote such shares on the election of the Trustees, the approval of the new portfolio management agreements and the ratification of the selection of independent auditors will have the same effect as a vote for such proposals. An abstention on the approval of the new portfolio management agreements will have the same effect as vote against such proposals, and the withholding of a vote on the election of the Trustees or an abstention on the ratification of the selection of auditors will have no effect on such proposals.

     All shareholders of record on February 23, 1998 are entitled to one vote for each share held. As of that date 86,362,669 shares of beneficial interest of the Fund were issued and outstanding. Based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), the following entities owned beneficially more than five percent of the outstanding shares of the Fund:

                                   Percent of
Name and Address                    No. of Shares Owned    Outstanding Shares

Liberty Mutual Insurance
  Company and Liberty Mutual
  Fire Insurance Company
175 Berkeley Street
Boston, MA  02117                   7,300,349 shares     8.45%

     Liberty Mutual Insurance Company ("Liberty Mutual") and Liberty Mutual Fire Insurance Company ("Liberty Fire") have sole voting and investment power with respect to 6,570,267 and 730,082 shares, respectively. Liberty Mutual and Liberty Fire are mutual insurance companies having identical Boards of Directors and certain common executive officers. Liberty Mutual indirectly owns a majority of the outstanding common stock of Liberty Financial, which indirectly owns all of the stock of Liberty Asset Management (see MANAGEMENT above). To the knowledge of the Fund, on the record date for the Meeting no other shareholder owned beneficially, as defined by Rule 13d-3 under the Exchange Act, more than 5% of the outstanding shares of the Fund.

     In the event a quorum is present but votes sufficient for approval of any proposals recommended by the Trustees have not been received, those proxies that have been received may be voted on adjournment of the Meeting in a manner considered to be consistent with the intention of the shareholders submitting such proxies.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

    Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund 's proxy material for a particular annual shareholders meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 1998 Annual Meeting must be received by the Fund on or before October 27, 1998. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

February 23, 1998

                        APPENDIX A

     OpCap  Advisors,  a subsidiary of  Oppenheimer  Capital,  is the manager or
sub-advisor  to  the  registered   investment   companies  listed  below.  These
investment companies have similar investment objectives to the Fund.

                    Approximate Net    Advisory Fee Rate
                    Assets (as of     (based on average net
Fund                January 23, 1998)  asset value)
==================  ================   ================
Oppenheimer Quest                     1.0% on the first
Value Fund, Inc.     $1,168,166,193   $400 million;
                                      .90% on the next $400
Oppenheimer Quest                     million;
Opportunity Value                      .85% of net assets
   Fund             $4,202,234,526    between $800 million
                                      but less than $4
                                      billion; and .80% on
                                      assets over $4
                                      billion but less than
                                      $8 billion and .75%
                                      on assets over $8
                                      billion.(1)

Oppenheimer Quest     $266,293,562    1.0% on the first
Capital Value Fund,                   $400 million; .90% on
  Inc.                                the next $400
                                      million;
                                      .85% of the net
                                      assets in excess of
                                      $800 million(2)

Enterprise Accumulation
Trust:
   Equity Portfolio     $511,021,880    .40% of the first $1
   Managed Portfolio  $2,624,372,848    billion;
                                        .30% on assets over
                                        $1 billion; and
                                        .25% for assets in
                                        excess of $2
                                        billion(3)

Enterprise Group of Funds:
   Equity Portfolio    $5,332,414       .40% of the first $100 million;
   Managed Portfolio $349,493,760       .30% on assets in excess of $100
                                        million(4)

Penn Series Funds, Inc.:
   Value Equity Fund    $297,506,114         .50%(5)

Endeavor Series Trust:
   Value Equity Portfolio  $210,253,204      .40%(6)
   Opportunity  Value
   Portfolio                $27,190,603


WNL Series Trust:
   Elite Value Asset
   Allocation Portfolio       $9,583,891     .40%(7)


The Saratoga Advantage Trust:
    Large Capitalization
    Value Portfolio           $33,003,232   .30%(7)

OCC Accumulation Trust:
    Equity  Portfolio         $28,400,402    .80% of the first $400 million of
    Managed  Portfolio       $474,973,835    average net assets:
                                             .75% of the next $400
                                             million of average
                                             net assets and .70%
                                             of assets in excess
                                             of $800 million(8)

(1) With respect to each of these funds, Oppenheimer Funds, Inc. ("OFI") is the investment adviser and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors monthly an annual fee based on the average daily net assets of the fund equal to 40% of the advisory fee collected by OFI based on the total net assets of the fund as of November 22, 1995 (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total net assets of the fund that exceed the base amount.

(2) OFI is the investment advisor and OpCap Advisors is the sub-adviser. OFI pays OpCap Advisors a sub-advisory fee equal to 40% of the net advisory fee calculated by OFI for the fund based on the total net assets of the fund as of February 28, 1997 and remaining 120 days later (the "base amount") plus 30% of the investment advisory fee collected by OFI based on the total assets that exceed that base amount. OFI is waiving the following portion of its advisory fee: .15% of the first $200 million of average daily net assets, .40% of the next $200 million, .30% of the next $400 million and .25% of average net assets in excess of $800 million.

(3) These fees are for investment advisory services only. Management services are provided to the portfolios by a party other than OpCap Advisors. The manager, which pays the investment advisory fee to OpCap Advisors, receives a management fee, on an annual basis, of 0.80% of the first $400 million of the average daily net assets; .75% on the next $400 million and .70% on assets above $800 million of each of the portfolios.

(4) This fee is for investment advisory services only. Management services are provided to the portfolios by a party other than OpCap Advisors. The manager, which pays the investment advisory fee to OpCap Advisors, receives a management fee of .75% of the average daily net assets of the portfolios.

(5) These fees are for investment advisory services only. Administrative services are provided to these funds by a party other than OpCap Advisors. The funds are each charged on an annual basis a fee for administrative services of 0.15% of their respective average daily net assets.

(6) This fee is for investment advisory services only. Management services are provided to the portfolios by a party other than OpCap Advisors. The manager, which pays the investment advisory fee to OpCap Advisors, receives a management fee of .80% of average daily net assets of the portfolios.

(7) This fee is for investment advisory services only. Management services are provided to the portfolio by a party other than OpCap Advisors. The manager, which pays the investment advisory fee to OpCap Advisors, receives a management fee of 0.65% of the average daily net assets of the portfolio.

(8) OpCap Advisors has agreed to waive its management fee and reimburse expenses so that the total operating expenses (net of any expense offsets and excluding the amount of any interest, taxes, brokerage commissions and extraordinary expenses) of such portfolios do not exceed 1.00% of their respective average daily net assets.



                        APPENDIX B

     Information about Westwood Management Corporation

     Westwood Management Corporation ("Westwood") is the subadviser for the Gebelli Westwood Equity Fund, a registered investment company with an investment objective similar to the Fund's with net assets of approximately $150.5 million at December 31, 1997, as well as for other investment companies sponsored by Gabelli Advisers, Inc. (Gebelli Westwood Equity Fund and such other investment companies being referred to collectively as the "Funds"). The management fee paid to Westwood Equity Fund's adviser is at an annual rate of 1.00% of average net assets. The adviser in turn pays Westwood an annual fee equal to the greater of (i) $150,000 for all of the Funds or (ii) 35% of the net revenues to the adviser from the Funds.

Westwood's Board of Directors is comprised of Susan M. Byrne, President and Chief Executive Officer, and Raymond E. Wooldridge, Don A. Bucholz, David M. Glatstein, and Patricia R. Fraze, all of whom are officers of Westwood or its parent, Southwest Securities Group, Inc.


                        APPENDIX C


              PORTFOLIO MANAGEMENT AGREEMENT



                                November 3, 1997

Westwood Management Corporation
300 Crescent Court, #1230
Dallas, TX  75201

     Re:  Portfolio Management Agreement

Ladies and Gentlemen:

     Liberty All-Star Equity Fund (the "Fund") is a diversified closed-end investment company registered under the Investment Company Act of 1940 (the "Act"), and is subject to the rules and regulations promulgated thereunder.

     Liberty Asset Management Company (the "Fund Manager") evaluates and recommends portfolio managers for the Fund and is responsible for the day-to-day corporate management and Fund administration of the Fund.

     l. Employment as a Portfolio Manager. The Fund being duly authorized hereby employs Westwood Management Corporation (the "Portfolio Manager") as a discretionary portfolio manager, on the terms and conditions set forth herein, of those assets of the Fund which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the "Fund Account"). The Fund Manager may, from time to time, make additions to and withdrawals from the Fund Account.

     2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund Account in accordance with the provisions of this Agreement.

     3. Portfolio Management Services of Portfolio Manager. In providing portfolio management services to the Fund Account, the Portfolio Manager shall be subject to the investment objectives, policies and restrictions of the Fund as set forth in its current registration statement under the Act (as the same may be modified from time to time), and the investment restrictions set forth in the Act and the Rules thereunder (as and to the extent set forth in such registration statement or in other documentation furnished to the Portfolio Manager by the Fund or the Fund Manager), to the supervision and control of the Trustees of the Fund (the "Trustees"), and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions which would cause the Fund Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies.

     4. Transaction Procedures. All portfolio transactions for the Fund Account will be consummated by payment to or delivery by Boston Safe Deposit and Trust Company or such other custodian of the assets of the Fund as the Fund may appoint from time to time (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Fund Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Fund Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

    5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager, and to select the markets on or in which the transaction will be executed.

         A. In doing so, the Portfolio Manager's primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager's overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions shall be executed by brokers and dealers, to be agreed upon between the Fund Manager and the Portfolio Manager, that provide brokerage or research services to the Fund or the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Fund Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

         C. The Portfolio Manager shall not execute any portfolio transactions for the Fund Account with a broker or dealer which is an "affiliated person" (as defined in the Act) of the Fund, the Portfolio Manager or any other Portfolio Manager of the Fund without the prior written approval of the Fund. The Fund will provide the Portfolio Manager with a list of brokers and dealers which are "affiliated persons" of the Fund or its Portfolio Managers.

     6. Proxies. The Fund will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund Account may be invested from time to time. At the request of the Fund, the Portfolio Manager shall provide the Fund with its recommendations as to the voting of such proxies.

     7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

     8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities ("Client Accounts"), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Fund Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund Account may have an interest from time to time, whether in transactions which involve the Fund Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Fund Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, coinvestment or other rights in respect of any such investment, either for the Fund Account or otherwise.

     9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of
Section 17(i) of the Act).

     10. Confidentiality. Subject to the duty of the Portfolio Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund Account and the actions of the Portfolio Manager and the Fund in respect thereof.

     11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager.

     12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

         A. The Portfolio Manager has been duly appointed to provide investment services to the Fund Account as contemplated hereby.

         B. The Fund will deliver to the Portfolio Manager such instructions governing the investment of the Fund Account as are necessary for the Portfolio Manager to carry out its obligations under this Agreement.

     13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

         A.  It is registered as an "Investment
     Adviser" under the Investment Advisers Act of
     1940 ("Advisers Act").

         B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the Rules thereunder, the records identified in Schedule B (as Schedule B may be amended from time to time). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

         C. It will adopt a written code of ethics complying with the requirements of Rule l7j-l under the Act. Within 45 days of the end of each year while this Agreement is in effect, an officer or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule l7j-l during the previous year and that there has been no violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation.

         D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, employees and affiliates which the Fund may reasonably require in connection with the preparation of its registration statement, proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

         E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Trustees under said Declaration of Trust, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

     14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A and B, is subject to the approval of the Trustees and the Shareholders of the Fund as and to the extent required by the Act.

     15. Effective Date; Term. This Agreement shall continue in effect until July 31, 1998 and shall continue in effect thereafter provided such continuance is specifically approved at least annually by (i) the Fund's Board of Trustees or (ii) a vote of a "majority" (as defined in the Act) of the Fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not "interested persons" (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval, and provided further that, in accordance the conditions of the application of the Fund and the Fund Manager for an exemption from Section 15(a) of the Act (Rel. Nos. IC 19436 and 19491), the continuance of this Agreement shall be subject to approval by the such "majority" vote of the Fund's outstanding voting securities at the regularly scheduled annual meeting of the shareholders of the Fund next following the date of this Agreement. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the Act and the Rules and Regulations thereunder.

     16. Termination. This Agreement may be terminated by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days' written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days' written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

     17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

     18. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law.


                                        LIBERTY ALL-STAR EQUITY FUND


                                        By: \s\ William R. Parmentier
                                        Title:Vice President

                                        LIBERTY ASSET MANAGEMENT COMPANY


                                         By: \s\ William R. Parmentier
                                        Title:Vice President

ACCEPTED:

WESTWOOD MANAGEMENT CORPORATION

By: \s\ Susan M. Byrne
Title:President

SCHEDULES:  A.  Operational Procedures (omitted)
            B.  Record Keeping Requirements (omitted)
            C.  Fee Schedule

-----------------------------------------------------------

-----------------------------------------------------------

                LIBERTY ALL-STAR EQUITY FUND


               Portfolio Management Agreement

                         SCHEDULE C

                    PORTFOLIO MANAGER FEE


     For services provided to the Fund Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a monthly fee for the previous calendar month in the amount of 1/12th of: 0.40% of the amount obtained by multiplying the Portfolio Manager's Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and 0.292% of the amount obtained by multiplying the Portfolio Manager's Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

     "Portfolio Manager's  Percentage" means the percentage obtained by dividing
(i) the average of the net asset values of the Fund Account as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

     "Average Total Fund Net Assets" means the average of the net asset values of the Fund as a whole as of the close of the last business day of the New York Stock Exchange in each calendar week during the preceding calendar month.

     The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.


               LIBERTY ALL-STAR EQUITY FUND

    PROXY SOLICITED BY THE BOARD OF TRUSTEES OF LIBERTY
                   ALL-STAR EQUITY FUND

       PROXY FOR 1998 ANNUAL MEETING OF SHAREHOLDERS

The undersigned, revoking previous proxies, hereby appoints Richard R. Christensen, John A. Benning and John L. Davenport, or any one or more of them, attorneys, with power of substitution, to vote all shares of Liberty All-Star Equity Fund (the "Fund") which the undersigned is entitled to vote at the 1998 Annual Meeting of the Fund to be held in Room AV-1, 3rd Floor, Federal Reserve Plaza, 600 Atlantic Avenue, Boston, Massachusetts on April 22, 1998 at 9:30 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes or acts, then by that one. This undersigned directs said proxy holders to vote as specified upon the proposals shown below, each of which is described in the proxy statement for the Meeting, receipt of which is acknowledged.

SAID PROXIES WILL VOTE THIS PROXY AS DIRECTED, OR IF NO DIRECTION IS INDICATED, FOR THE NOMINEES LISTED IN PROPOSAL 1 UNLESS AUTHORITY TO DO SO IS SPECIFICALLY WITHHELD IN THE MANNER PROVIDED, AND FOR PROPOSALS 2, 3 AND 4, AND WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 5.


--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                   PLEASE DO NOT FOLD, STAPLE OR MUTILATE CARD.
--------------------------------------------------------------------------------

LIBERTY ALL-STAR EQUITY FUND
RECORD DATE SHARES:

1.       ELECTION OF TRUSTEES

         Nominees:               For All Nominees      Withhold   For All Except

         Richard W. Lowry (Class of 2001)
         John J. Neuhauser (Class of 2001)
         William E. Mayer (Class of 2000)

         NOTE: If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

2.       APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH OPPENHEIMER CAPITAL


         FOR /  /  AGAINST /  /      ABSTAIN /   /

3. APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENT WITH WESTWOOD MANAGEMENT CORPORATION

         FOR /  /     AGAINST /  /      ABSTAIN /   /

4.       RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS


         FOR /  /  AGAINST /  /      ABSTAIN /   /

5. In their discretion, upon such other business as may properly come before the Meeting.

 ----------------------------------------------------
    Please sign exactly as your name(s) Date appear(s)
above. Corporate proxies should be signed by an
authorized officer.
------------------------------------------------------
Shareholder sign here
Co-owner sign here
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DETACH CARD                                DETACH CARD

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